Exhibit 32

CERTIFICATION PURSUANT TO SECTION 1350,

CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2019 (the “Report”) of Natur International Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, we, Paul Bartley, the Chief Executive Officer and Rudolf D. Huismn, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

	By:	/s/ Paul Bartley
Date: August 14, 2019		Name: Paul Bartley, Chief Executive Officer

	By:	/s/ Rudolf D. Huisman
Date: August 14, 2019		Name: Rudolf D. Huisman, Chief Financial Officer